Exhibit 10.3
Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
SOW #3
Amendment 14
PURPOSE:
The purpose of this amendment is to:
1)	Consolidate all previous amendments to this SOW and create an amended SOW that includes all changes made by such amendments;

2)	Create individual Product Unique Attachments for each Product Family

3)	Add Product Unique Attachment for HBA’s
NOW, THEREFORE, IBM and Brocade agree to delete the current SOW # 4093RL112 in its entirety and replace with the following consolidated SOW #4093RL112.
======================================================
This Statement of Work (“SOW”) No. # 4903RL1112 adopts and incorporates by reference the terms and conditions of Goods Agreement # ROC-P-68 (“GA”) between International Business Machines Corporation “Buyer” or “IBM”) and Brocade Communications Systems, Inc with offices at 1745 Technology Drive, San Jose, CA 95110 and Brocade Communications Switzerland SarL (together, “Supplier” or “Brocade”). This SOW is effective beginning on December 15, 2003 (“Effective Date”) and will remain in effect until December 14, 2011[**]Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the GA and any applicable Work Authorizations (“WAs”). This SOW is not a WA. Product Unique Attachments and any changes thereto must be in a writing signed by both parties, and the terms of a Product Unique Attachment will apply only to the Products identified in such Product Unique Attachment. The initial Product Unique Attachment is attached hereto and incorporated herein by reference as “Product Unique Attachment # 1”, and the additional Attachments 2 through 5 are attached hereto and incorporated herein by reference. Subsequent Product Unique Attachments or changes to existing Product Unique Attachments will take effect on the effective date provided therein and will be incorporated herein upon execution by the parties.
1.0 DEFINITIONS
All capitalized terms shall have the meaning provided in the Goods Agreement unless otherwise defined in this SOW.
“Affiliate” means an entity(ies) that control, is/are controlled by, or are under common control with, a party to this Agreement.
“APAR” means the form used to report suspected Problems to Supplier, and to request their resolution.
“APAR Closing Codes” means the established set of codes used to denote the final resolution of an APAR.
“APAR Correction Times” means the objectives that Supplier will achieve for resolution of Problems.
• “Severity 1” Problems will be resolved by Supplier within [**] of its receipt of the APAR, and Supplier will use best efforts to provide relief to affected Customers within [**]of Supplier’s receipt of the APAR.
• “Severity 2” Problem will be resolved by Supplier within[**] of its receipt of the APAR;
• “Severity 3” Problem will be resolved by Supplier within [**] of its receipt of the APAR; and
• “Severity 4” Problem will be resolved by Supplier within[**] of its receipt of the APAR.
“Authorized Third Party” A party authorized to procure Product pursuant to a Letter of Authorization by Buyer and mutually agreed to by Supplier and the Authorized Third Party.
“Certified Service Product” or “CSP” means Repaired Products. Notwithstanding the relevant “Ongoing Warranties” provision in the GA, CSP may contain used or reconditioned part(s), provided that such part(s) are properly marked as “Serviceable Used Part(S)” as further described in this SOW. “CSP” does not apply to Replacement Products.
“Consigned Material” means materials that Buyer owns and continues to own that are entrusted to Supplier.
“Customer(s)” mean Buyer’s customer(s).
“Developer Test Systems” means a configuration of installed hardware and software that Supplier maintains which is representative of typical Customer installations for the Product and, at a minimum, contains current and current minus 1 level of the Product and any prerequisite and co-requisite hardware and software specified by Buyer.
“Development Phase” shall be defined as the period of time starting from the effective date of this Agreement up to and including the date of first delivery of production units of the Product.
“DiscreteWA” means a Purchase Order issued from Buyer to Supplier that is not pursuant to the hub warehouse order fulfillment.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
“Emergency Order” or “EO” means a WA placed by Buyer for FRUs with a Lead Time not to exceed[**].
“End of Life” or “EOL” means the date and process by which Supplier discontinues the manufacture of a product.
“End of Service” or “EOS” means date when Buyer officially discontinues Customer service and support for a Product. EOS dates are only addressed for the purposes of defining the date through which Supplier will make Repair Services available for Products.
“Engineering Change” or “EC” means any change(s) to Product.
“Field Replaceable Unit” or “FRU” means a Product, Product component, Product subassembly, Product documentation, Product code, or other Product part used to service a Customer system as described in the Product Unique Attachment 1.
“General Availability” shall mean, with respect to a particular Product, the date on which such Product is available for purchase by members of the general public by Buyer and or by Buyer’s Authorized Third Party.
“Harmful Code” means any computer code, programming instruction, or set of instructions (including without limitation, self-replicating and self propagating programming instructions commonly called viruses and worms) that is constructed with the ability to damage, interfere with, or otherwise adversely affect computer programs, data files, or hardware, without the consent or intent of the computer user.
“Integrated Products” means products which contain one or more Supplier products and or one or more Buyer products. Integrated Products may include both hardware and software.
“Lead Time” means the minimum length of time prior to a specific delivery date that Supplier must receive a WA from Buyer to ensure delivery by such date. For direct purchase orders that are within IBM’s forecast, the Lead-time for delivery FCA Brocade’s dock is[**]from the date that Brocade receives IBM’s purchase order. For direct purchase orders that are beyond IBM’s forecast, the Lead-time for delivery FCA Brocade’s dock is [**] from the date that Brocade receives IBM’s purchase order. Refer to Amendment 1/Attachment 5 for terms and conditions relating to the fulfillment of Product by Supplier under hubbing arrangements.
“Maintenance Level Service” means the service provided, as set forth below, when a Customer identifies a Problem:
• “Level 1” is initial service in response to Customer’s request for support in connection with a suspected Problem;
• “Level 2” is service provided to diagnose and resolve or assist Level 3 in resolving Problems identified by Level 1; and,
• “Level 3” is service provided to develop final resolutions for Problems not resolved by Level 1 and Level 2.
“Maintenance Release” means an incremental software releases that provides maintenance fixes and may provide additional; features. Maintenance releases are designated by Supplier as a change in the digits(s) to the right of the tenths digit of the software version number [X.X.(X)] or an alphabetic digit to the right of that digit [X.X.X.(a)].
“Major Release” means a software release that provides additional software features and/or functions. Major Releases are designated by Supplier as a change in the ones digit of the Software version number [(X).X.X.].
“Minor Release” means an incremental software release that provides maintenance fixes and additional features. Minor releases include all Maintenance Releases issued from last minor release and are designated by Supplier as a change in the tenths digit(s) of the software version number [X.(X).X].
“Problem” means any Product defect, including, without limitation, any defects arising as a result of the failure of the Products to function in accordance with the written specifications and other requirements, or other failures or errors or other defects arising as a result of the failure of the Products to function in accordance with the written specifications and other requirements.
“Problem Management Record” or “PMR” means a record documenting support actions taken in response to a Customer’s request for support in connection with a suspected Problem.
[**]“Repair” or “Repaired” means all required repair activity including, disassembly, failure analysis, testing, component recovery, rework, warranty process, packaging, final testing, and all other processes necessary to ensure Products, which are sent to Supplier for repair within or outside of the relevant Product warranty, meet all the functional performance requirements applicable to newly manufactured Products in accordance with this SOW or relevant WA.
“Replacement” or “Replaced” Product means those products for which Repair is not available. Products will be designated as Replacement only on the applicable PUA for such products and will not follow the CSP process.
“Software Maintenance” refers to the provision to Buyer by Supplier of certain software updates at no additional charge during the Software Maintenance period. Maintenance Releases and Minor Releases are generally included with Software Maintenance. Major Releases generally are not included with Software Maintenance.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
“Taxes” means any and all applicable taxes, charges, fees, levies or other assessments imposed or collected by any governmental entity worldwide or any political subdivision thereof and however designated or levied on sales of Products or Services, or sales, use, transfer, goods and services or value added tax or any other duties or fees related to any payment made by Buyer to Supplier for Product and/or Service provided by Supplier to Buyer under or pursuant to this Agreement; exclusive, however, of taxes imposed upon the net income or capital of Supplier or taxes in lieu of such net income taxes or such other taxes which are to be borne by the Supplier under law. Supplier shall also bear sole responsibility for all taxes, assessments, or other levies on its own leased or purchased property, equipment or software.
“Turn Around Time” or “TAT” means the elapsed time from the date of receipt acknowledgment of a Product arriving at Supplier’s location for Repair until shipment notice of Repaired Product back to Buyer.
“Yield” means the relationship between Product sent to Supplier for Repair and the CSP returned to Buyer.
[**]2.0 PRODUCT DEFINITION
2.1	Product Description.
The Products are described in the Product Unique Attachment #1. Products also include all FRUs, CSPs, Product code, and Product documentation as applicable and described in the Attachment #1.
2.2	Product Specifications & Certifications.
Products will comply with all the requirements set forth below:
• CS1-1121-015, IBM Corporate Standard “Automatic Identification (AI) for Packaging, Distribution and Manufacturing — Bar Coded Labels”

•	GA21-9261-11a, “Packaging and Handling — Supplier and Interplant Requirements”

•	Product/Process Quality Plan, Quality Assurance Instruction 1057, QAI-1057

•	ISO 2859, Sampling Procedures for Inspection by Attributes

•	ISO 3951, Sampling Procedures for Inspection by Variables

•	EIA - 599 - A, Continuous Improvement

•	EIA - 659 - A, Failure, Mechanism, Driven Reliability Monitoring

•	EIA - 670, Quality System Assessment

•	EIA - 671- A, Problem Analysis and Corrective Actions

•	EIA - JESD - 38, Standard for Failure Analysis Report Format

•	EIA - JESD - 46, Product Change Notice

•	EIA - JESD - 50, Maverick Product Elimination

• Supplier’s published specifications, catalogs, marketing materials, and other documentation, including references in such materials to future upgrades or performance

• FAA Certification, Supplier certifies that Products and their packages do not contain explosives, hazardous materials, incendiaries and/or destructive devices as defined by the FAA

• All Product claims, descriptions, specifications, and other requirements described in the Product bill of material, elsewhere in this Agreement, and via other written or electronic communications sent from or approved by Buyer.
•	IBM Environmental Engineering Specifications 46G3772, and 53P6233 (“Environmental Specifications”) found in the Environmental Requirements section of IBM’s Information for Suppliers website:
(http://www-03.ibm.com/procurement/proweb.nsf/ContentDocsByTitle/United+States~Information+for+suppliers) to be effective July 1, 2006. The foregoing does not apply to Products that will end of life as of June 30, 2006 or their associated FRUs. Any Product that does not comply with the above specifications shall be deemed end of life as of June 30, 2006.
2.3	COO Product Certification.
Supplier will provide Buyer with certification that the Products have the country(ies) of origin. A sample of the certification is attached hereto as Attachment 4.. If there are any changes to this information, Supplier will notify Buyer by providing a new country of origin certification signed by an authorized Supplier representative before shipping any affected Products. If any part number has more than one country of origin, Supplier certifies that each country of origin is specified in the Product Unique Attachment(s), and Supplier will deliver to Buyer, instructions regarding how Buyer can distinguish each country of origin for part numbers with more than one country of origin [**]to shipping the affected Products.
2.4	Engineering Changes.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
Engineering Changes shall not be applied to any Product under this Agreement unless implementation is conducted in accordance with the following engineering process:
Supplier Changes: Supplier will not make any changes to the Products that affect the form, fit or function, which have been certified by Buyer without Buyer’s prior written consent. Supplier will notify Buyer (through the Technical Coordinator) of any engineering change proposed to be made by Supplier to the Product and will supply Buyer with a written description of the anticipated effect the engineering change will have on the Product, including price (savings), performance, reliability, serviceability, manufacturability and any cost impact to Buyer as a result of the implementation of the engineering change. Buyer has the right to approve or disapprove of such engineering change, which approval shall not be unreasonably withheld. Buyer may elect to evaluate and test the prototype, parts and/or designs specified as part of the proposed change and Supplier shall provide such parts to Buyer at no charge for such evaluation and testing. Buyer (through the Technical Coordinator) shall approve or disapprove Supplier proposed changes within [**], unless otherwise agreed to by both parties, of receipt of a written request, except for changes required to satisfy governmental standards or safety for which Buyer shall respond within [**], unless extended by mutual consent. Failure to respond shall be deemed to be Buyer’s acceptance of such proposed change. If such change affects price, the Buyer Business Coordinator must also provide approval. If Buyer approves the engineering change, the product specification and unit pricing will be amended as required. Buyer will not unreasonably refuse to approve Supplier’s engineering changes to the Product. In the event that Supplier makes such changes to form, fit or function, that affect the Product without Buyer’s consent, at Buyer’s discretion Supplier will either: (i)[**] mutually agreed upon by Supplier and Buyer,[**] that are associated with such Products’ [**]the price of the Products.
Buyer Changes: Buyer may request in writing (through the Technical Coordinator) that Supplier incorporate an engineering change into the Product. Such request will include a description of the proposed change sufficient to permit Supplier to evaluate its feasibility. Within [**] of such request (or extended by mutual consent), Supplier will advise Buyer of the conditions under which it would make the engineering change. Supplier’s evaluation will be in writing and will state the increase or decrease price adjustment (if any) and the effect on the performance, reliability, safety, appearance, dimensions, tolerances, manufacturability and serviceability of the Product. Buyer’s Technical Coordinator shall approve or disapprove the engineering change based on Supplier’s written evaluation. If such change affects price, the Buyer’s Business Coordinator must provide approval prior to implementation. If Buyer approves the engineering change, the product specification and unit pricing will be amended as required. Supplier will not unreasonably refuse to incorporate Buyer’s engineering changes into the Product.
2.5	Product Software and Documentation.
Supplier will deliver, at the earlier of a date requested by Buyer or prior to its first shipment of Product, (i) a fully completed and signed certificate of originality (in form specified in Attachment 3) for all Product code and documentation, and (ii) all Product code (as may be mutually agreed upon and described in the Attachment 1 for the Product), publications, and documentation in a format and media as specified by Buyer. Additionally, Supplier will deliver to Buyer any Minor and Maintenance Releases (including bug fixes) without an additional charge. Some software releases are considered a Major Release and may be offered to Buyer for an additional fee as Supplier offers such enhancements to other customers.
“Documentation” shall mean all documents that Supplier generally makes available to its customers containing descriptive, operating, installation, engineering, Marketing and maintenance information for Products, as such documents may be amended from time to time and any updates, modifications and enhancements made to them, during the term of this SOW.
Supplier shall provide Buyer with a master copy and one copy of all Documentation for each Product, in both hardcopy format and electronic format, suitable for dissemination by Buyer. Solely in conjunction with Buyer’s sale, installation, service and support of Products purchased under this Agreement, Supplier grants Buyer and its Affiliates, subsidiaries, distributors, agents and resellers that market and sell the Products a nonexclusive, royalty-free right and license to copy, use, modify, translate [**]of the Documentation and distribute the Documentation and derivative works to its customers, provided that Buyer keep Supplier’s copyright and other proprietary notices as may appear on such Documentation and refrain from doing anything that would jeopardize Supplier’s proprietary and other rights in the Documentation. Should Buyer require Supplier to make modifications to said Documentation, the cost will be at Buyer’s expense.
Products purchased under this SOW may be subject to an annual Software Maintenance Support Program. If applicable, Annual Software Maintenance will be listed on the PUA. Under the terms of this support program Supplier shall provide Software Maintenance, which includes Maintenance Level Service, for a period of [**]commencing on the Effective Date of the Agreement. Thereafter, the annual Software Maintenance Support Program shall be automatically renewed for additional

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
[**] periods commencing on the anniversary of the Effective Date of the Agreement, unless cancelled by Buyer with [**] prior written notice to Supplier. The fees for this annual Software Maintenance Support Program shall be calculated as [**] during the annual Software Maintenance Support period. For the convenience of the Buyer, Software Maintenance shall be billed to Buyer with each Product purchased as described in Attachment 1, Section 4.1 “Product Price List and Descriptions” and will be used to determine the total billings. The amounts for the Annual Software Maintenance Fee per Unit and the Software Maintenance billed to Buyer with each Product purchased shall be [**] by the Supplier and the Buyer. If total billings for Software Maintenance during an annual period [**] as determined per the calculation as described in this section, [**], or may be used as an adjustment to amounts due to Supplier as mutually agreed upon. If total billings for Software Maintenance during an annual period are[**]as determined per the calculation as described in this section, Buyer at Buyer’s option may elect to [**] based on mutual agreement between the parties. When initiating a technical support request with Supplier, Buyer may provide only if it is reasonably available to Buyer either the serial number or worldwide name of the Product. Supplier shall have the right to assign support obligations to the appropriate local Supplier subsidiary.
2.6	Tamper Evident Protection.
To the extent that Supplier ships new Product in its final Customer ready form, Supplier shall apply tamper evident protection on the finished Product packaging in a form agreeable to both parties and in such a manner that if removed or tampered with, it would be evident that the finished Product packaging has been opened. Supplier will have controls to prevent unauthorized use or dissemination of such tamper evident protection used on Product purchased by Buyer and to limit the access to such materials to only those responsible for the tamper evident sealing on the Products.
3.0	PURCHASING

3.1	WA Issuance.
Buyer is under no obligation to purchase any Products and/or Services, except as ordered in WAs and within the liability limits addressed elsewhere in the Agreement, including those addressed in the Product Unique Attachment(s) to this SOW. Supplier will comply with Buyer’s requested changes to delivery of Products specified in a WA as described in the Product Unique Attachment(s) to this SOW. If Buyer decreases Product quantities specified in a WA outside of allowances described in the Product Unique Attachment(s) to this SOW, Supplier will use all efforts to mitigate Buyer’s liability. The parties acknowledge that WA’s may be placed on Supplier under this SOW by entities other than the Buyer, or its Affiliates, but only to the extent preauthorized by Buyer in writing and mutually agreed to by Supplier.
3.2	Price Modifications
The parties agree to review in good faith price changes, based on market conditions including but not limited to changes in Product cost, support variances, and the business relationship. Such reviews shall occur as mutually agreed upon between the parties. . Any pricing changes which, may result of such reviews and activities shall become effective on the first day of the following month or as otherwise agreed to by the parties.
[**]3.3 Field Replaceable Unit (FRU) Availability.
Supplier will maintain the capability to supply and shall provide Product FRU(s) to Buyer’s along with access to technical support from Supplier in accordance with pricing as provided in this SOW for a term of five (5) years commencing upon the earlier of either the Product End of Life (EOL) in accordance with the earlier of Section 3.4 (Notice of Product Withdraw), or the termination of this SOW (Section 3.0 Goods Agreement).

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
3.4	Notice of Product Withdraw
3.4.1 Buyer’s Product Withdraw Notice.
Product may be withdrawn from production and end of life at Buyer’s sole option. Buyer shall notify Supplier of withdrawal of any Product(s).[**]Product withdrawals will not affect spare parts. Upon Buyer’s notice to Supplier of withdrawal of Product, Buyer must make any last time buys for such Product [**]of the withdrawal notice, and must take delivery of all last time buys within [**] from the date of the withdrawal notice. Orders made subsequent to withdrawal notice under this section shall be non-cancelable and non-returnable.
3.4.2 Supplier Product Withdraw.
The terms and conditions for Supplier Product Withdraw are listed in the Product Unique Attachment for each product family.
3.5	Use of Subcontractors.
Supplier’s use of subcontractors will not relieve Supplier of the responsibility for the subcontractor’s performance, and Supplier’s responsibilities assumed under this SOW will be equally applicable to such subcontractors, as must be agreed upon between Supplier and such subcontractors. [**]
3.5.1	Diversity Enterprises Spending
Supplier agrees to join and support Buyer’s efforts to utilize Minority and Women Owned Businesses (M/WBE), Disabled Business Enterprises (DBE), and Small Business Enterprises (SBE) for a target percentage of [**] of Suppliers total enterprise spend. The parties recognize that Supplier does not participate in a M/WBE formal program at the time of this SOW execution, however Supplier will use reasonable efforts to establish such a formal program and provide status as requested to Buyer. Supplier’s failure to achieve this goal may be considered non-compliance with Buyer’s MWBE initiative and shall be considered a factor by Buyer for future business with Supplier however; it shall not be considered a material breach of this Agreement.
          As part of the parties’ obligations under this Section, the parties will perform the following:
(i)	Supplier shall identify M/WBE Direct Opportunities: Identify procurement opportunities that may exist relating to this SOW that include, or may include, M/WBE participation in the production or distribution of the Supplier’s Products and Services.

(ii)	If Buyer has a list of potential M/WBE suppliers who can perform under this SOW, Buyer will provide that list to Supplier, so long as Supplier identifies the opportunity and specifies the product or service to Buyer
3.6	Taxes and Duties.
Supplier will ensure that the Prices do not include any sales, use or other similar taxes that do not apply to Buyer as a reseller of Products and/or Services. The parties agree to negotiate in good faith to establish the terms and conditions for all legal, regulatory and administrative requirements, in addition to all associated duties and fees, associated with importation of Products into the country where the Product is received by Buyer, no later than February 15, 2004 which will be incorporated into this Agreement when signed by both parties.
Supplier’s invoices shall state applicable taxes owed by the Buyer, if any, by tax jurisdiction and with a proper breakdown between taxable and non-taxable Products and Services. Supplier shall remit such tax payments to the appropriate jurisdiction. Supplier agrees to use its commercially reasonable efforts to properly calculate any applicable Taxes at the time of invoice. Supplier and Buyer agree to cooperate to minimize any applicable Taxes, including reasonable notice and cooperation in connection with any audit. Any incremental taxes shall be Supplier’s responsibility. If Buyer provides certification of an exemption from Tax or reduced rate of Tax imposed by an applicable taxing authority, then Supplier shall not invoice for nor pay over any such Tax unless and until the applicable taxing authority assesses such Tax, at which time Supplier shall invoice and Buyer shall pay any such Tax that is legally owed.
Buyer shall withhold taxes, if required under the law to be withheld on payments made to Supplier hereunder and shall be required to remit to Supplier only the net proceeds thereof. Buyer shall remit the taxes withheld to the appropriate government authority and agrees to provide Supplier in a timely manner with properly executed documentation or other information or receipts or certificates evidencing Buyers payment of any such withholding tax.
3.7	Invoices.
Terms for payment on all Supplier invoices will be net [**] from: 1) receipt of an acceptable invoice for a Discrete WA’s purchases; or 2) as described in order fulfillment models (see Attachment 5). [**] Invoices to Buyer must include, at a

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
minimum, the following: (i) applicable WA line item numbers; (ii) SOW and WA numbers; (iii) terms of payment as provided herein; (iv) billing date (v) applicable Product unit Prices; (vi) total amount invoiced; (vii) the Harmonized Tariff Code of the importing country for every Product; and, (viii) Product descriptions with sufficient detail to enable verification of associated Product categorical classifications.
3.8	Electronic Commerce.
Buyer may issue scheduling documents (“Blanket Purchase Orders”) which may have the appearance of a normal WA, but do not include a delivery date. Such Blanket Purchase Orders are issued only as a logistical processing document to enable the use of electronic purchase order communications and are not binding in any manner and shall not be considered as WA’s by the parties, regardless of quantities or prices that may be included in such Blanket Purchase Orders. Unless previously submitted by Supplier, in order to initiate electronic transfer of payments associated with this SOW, Supplier will complete the form entitled “Authorization for Electronic Funds Transfer” as provided to Supplier by Buyer and fax the completed form to Accounts Payable at the number included on the form.
4.0	MAINTENANCE LEVEL SERVICE
Maintenance Level Services includes the Level 1, Level 2, and Level 3 responsibilities defined below, for Product, documentation and Maintenance and Minor Releases arising out of technical support responsibilities, and all such releases created or made available by Supplier.
4.1	Level 1.
Supplier will assist Buyer as required by Buyer, in performing the following Level 1 support responsibilities:
• create the PMR;
• obtain from Customer a description of the Problem;
• search for any known resolution(s) relevant to the Problem;
• if a resolution to the Problem is known, specify such resolution to Customer;
• if no resolution to Problem is known, generate APAR, assign APAR Correction Time, forward APAR to Level 2; and
• pass the PMR to Level 2, and update the PMR documenting Level 1 actions.
4.2	Level 2.
Supplier will assist Buyer, as required by Buyer, in performing the following Level 2 support responsibilities:
• receive the PMR/APAR from Level 1;
• analyze Problem symptoms and gather additional data from Customer as required;
• recreate Problem on the Developer Test System;
• determine if Problem is due to improper installation of the Product by Customer;
• determine if Problem is due to operationally related hardware or software at the Customer location;
• attempt a bypass or circumvention for high impact Problems (i.e., Severity 1 and 2);
• create APAR record if no resolution to Problem is attained; and
• update the PMR documenting Level 2 actions.
4.3	Level 3.
Supplier will perform the following Level 3 support responsibilities:
• receive the APAR/PMR and supporting documentation and materials from Level 2;
• analyze Problem symptoms and diagnose Problem;
• notify Level 2 if additional information, materials or documentation are required;
• attempt to recreate Problem on the Developer Test System;
• assist Level 2 in developing a bypass or circumvention for high impact Problem (i.e., Severity 1 and 2);
• deliver corrections to the Product and/or Product code (as defined in Attachment 1) to Buyer within the applicable APAR Correction Times to fix Problems identified by Buyer;
• return all APARs to Buyer with an APAR Closing Code assigned, including text describing the resolution of Problem
• confirm resolution of Problem with Customer, and update PMR documenting Level 3 actions; and
• answer any questions from Buyer and/or Customer concerning the operation and use of Products.
4.4	Other Technical Support Responsibilities.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
Supplier will provide to Buyer the name and phone numbers of Supplier Personnel to contact for all technical support matters related to the Product. Supplier will provide agreed-to training required by Buyer to enable Buyer to perform technical support functions for the Product and will keep Buyer informed of any known Problems and their associated solutions. Supplier shall contact IBM directly in the event IBM Customers contact Supplier for Product support services. No other support shall be provided unless directed by IBM for these Products.
4.5	Technical Support Training.
Supplier shall make available to Buyer technical training for support of end user implementation of the Product. Buyer shall not use any training materials in a manner that provides revenue solely from the use of these materials to IBM. Technical training requested by Buyer will be made available by Supplier to Buyer as mutually agreed upon. Buyer acknowledges that the materials distributed by the Supplier during the technical training are protected by copyright, and that Buyer shall have no rights to reproduce such materials without the prior written consent of Supplier, such consent shall not be unreasonably withheld.
5.0	QUALITY
5.1 Quality Requirements.
Supplier shall provide to Buyer applicable standard data and calculations that support the Products’ ability to meet the quality standards set forth as Attachment 2.
5.2	Acceptance Criteria.
Buyer may inspect and test all Product at Buyer’s facility prior to acceptance or rejection, and may refuse to accept Product which does not conform to the specifications, certifications, and other requirements referenced in the Agreement. If Buyer rejects Product and requests a replacement Product, Supplier shall replace the rejected Product within [**] of Buyer’s request, and shall pay for the airfreight, if required by Buyer, and all other expenses associated with the return of the rejected Product.
5.3	Product Modifications.
Supplier will not make any changes to the Products affecting form, fit or function of the Products that have been certified by Buyer, without Buyer’s prior written consent, such consent not to be withheld unreasonably. In the event of such form, fit or function changes without Buyer’s prior written consent, Supplier will, at Buyer’s discretion, either: (i) [**]; or (ii) [**] If Supplier improves the safety, function, cost, or reliability of products that it builds for itself or for its other customers by changing a design, component, part, supplier, or production process that may also be used in or in connection with a Product that Supplier builds for Buyer, then Supplier will inform Buyer of such improvement and implement changes to Product as approved by Buyer to incorporate such improvement in Products.
5.4	ISO Requirements.
For ISO compliance, the Supplier represents and warrants that the Supplier’s contract manufacturers are ISO 9001 compliant. Compliance hereunder may be either by means of external accreditation or self-declaration. For external accreditation, Supplier will provide to Buyer, upon Buyer’s request, a copy of Supplier’s current registration, including the scope, Standard Industrial Classification code or equivalent, all locations involved, and any restrictions or exclusions. For self-declaration, Supplier will provide to Buyer, upon Buyer’s request, a letter from Supplier’s chief executive officer, chief operating officer, or other executive assuring that self-declaration was performed with due diligence based upon a previously executed internal audit report, and that such self-declaration has had executive management review and approval.
5.5	Periodic Quality Reviews.
Supplier shall develop and implement a process for continuous Product improvement. Buyer may conduct reviews and/or hold meetings related to Supplier’s performance under the SOW, including but not limited to the following respects, and may compare Supplier’s performance with that of similarly situated suppliers:
• Supplier’s compliance with delivery dates in support of WAs issued by Buyer;
• Supplier’s compliance with Emergency Orders issued by Buyer hereunder;
• Supplier’s compliance with the targeted Shipped Product Quality Level (SPQL) as set by the parties on a monthly basis;
• Supplier’s compliance with the targeted Field Replace Action Level (FRAL) as set by parties on a monthly basis;
• Supplier’s compliance with the targeted Incoming Product Quality Level (IPQL) as set by the parties on a monthly basis;
• Supplier’s compliance with the targeted Cumulative Failure Rate (CFR) as set by the parties on a monthly basis;
• Percentage of Products failing to function properly upon delivery (also known as the Product DOA rate);

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
• Supplier’s speed in taking corrective actions for any problems with Product identified by Buyer;
• Supplier’s implementation of lessons learned in previous periodic quality reviews.
In any calendar month in which Supplier shows poor performance with respect to the criteria set forth above, Buyer may notify Supplier of such poor performance. In such case, Supplier will respond to Buyer with an agreed upon action plan within [**] of notification by Buyer demonstrating its ability to achieve the required measurements. Supplier’s failure to successfully execute an action plan within an agreed upon time frame shall be a material breach of the Agreement. Satisfying any or all criteria of this section shall not relieve Supplier of its warranties or other obligations of the Agreement.
6.0	RESERVED.

7.0	EMERGENCY ORDERS

7.1	Code A-Alert Emergency Order Placement
This provision 7.0 (Emergency Orders) and it subsections shall apply solely to FRU purchases pursuant to a discrete WA. Supplier will accept and respond to EO from Buyer [**]Order confirmation time period begins at the time Order is received by Supplier. Supplier will provide a telephone service number for EO coverage. Supplier will use commercially reasonable efforts to respond to all EO within the time periods designated below. Buyer will place and Supplier will respond to all EO with Supplier via fax, EDI (or other electronic commerce approach) and/or telephone, such EO to be confirmed by Buyer with a written WA mailed or electronically transmitted to Supplier within [**] of EO placement. Supplier will acknowledge EO back to Buyer via fax or telephone within the specified order confirmation time periods stated below.
7.2	Code A-Alert Emergency Order Work Authorizations
WAs will include Buyer’s Purchase Order number, Buyer’s part number, part number description, quantity, unit Price, order type (short lead time, in the event a short lead time order is placed, are orders with requested Delivery Dates in less than the agreed to Lead Time), Delivery Date and ship to address.
7.3	Code A-Alert Emergency Order Shipments
Supplier will use commercially reasonable efforts to ship Code A-Alert Emergency Orders within [**]of receipt of WA, unless specifically designated otherwise by Buyer, to arrive at the Buyer specified receiving location. If requested by Buyer in writing, Supplier will use commercially reasonable efforts to ship EOs via “Next Flight Out” and “Air Charter” to arrive at Buyer’s specified receiving location on the same day of the WA. Buyer to pay for all expedited freight/duty /insurance costs.
7.4	Code A-Alert Emergency Order Delivery and Cancellation
Supplier will deliver EOs directly to the address specified in the WA and in accordance with this SOW. Code A-Alert Emergency Order(s) are non-cancelable, however Buyer may contact Supplier prior to time of shipment to make changes to the specified receiving location.
8.0	WARRANTY SUPPORT

[**]8.1 Epidemic Defects
“Epidemic Defects” shall mean Products and their associated Engineering Changes that experience one or more of the following: (a) a similar defect at a rate of [**] or more in any given [**]rolling period over the life of the Products, (b) a similar defect at a rate of [**] or more (or other rate that may be specified in the Product Unique Attachment) of total purchases over the life of the Products, (c) recalls, or (d) safety defects.
8.2	Warranty Period.
The warranty redemption set forth in the section of the GA entitled, “Warranty Redemption” as it applies to the relevant subsection of the section of the GA entitled, “Ongoing Warranties” will be available to Buyer for all Products hereunder for the warranty period of [**] and as set forth in the applicable Product Unique Attachment (as calculated from the date Buyer takes title of Product). Supplier will be responsible for its warranty redemption responsibilities under the Agreement for all Products returned to Supplier, regardless of the reason why such Products fail to meet the requirements in the Agreement. When initiating a technical support request with Supplier, Buyer shall use commercially reasonable efforts to provide the serial number or worldwide name of the Product unit. Such warranty redemption for Repaired Product shall be the longer of

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
the above period for the original Product or[**] after the Buyer’s receipt of the Repaired Product. Nothing in this section shall be deemed to affect or amend the ongoing duration of the remaining ongoing warranties.
8.3	No Trouble Found
Buyer shall use commercially reasonable efforts to provide a description on the RMA field return form of the failure. If the quantity of No Trouble Found (NTF) Product returned to Supplier exceeds [**] then any additional NTF units returned above and beyond the [**]of Product may be subject to Supplier’s cost recovery if [**]of the Product returned for failure or defects are found to be NTF during any [**] consecutive rolling quarters. The cost recovery to Supplier will be limited to the quantities exceeding the [**] and shall be through an increase in Product price as mutually agreed to by the parties.
8.4	Limitations
The foregoing warranty provided in the Goods Agreement and Section 8.0 shall not apply to Product(s) that has been (i) damaged by accident, Act of God, shipment, improper installation, inadequate maintenance, abnormal physical or electrical stress, misuse or misapplication, or (ii) modified without Seller’s express written acceptance of such modification for warranty purposes, so long as such occurrence has taken place after Product(s) has been received by Buyer or in accordance with the shipping terms mutually agreed upon.
8.5	Warranty Redemption Logistics.
Supplier will label Products as specified by Buyer to enable Buyer to determine Product warranty entitlement. Where Supplier is required to ship Product pursuant to its warranty redemption responsibilities under the Agreement, Supplier will ship such Product to Buyer’s designated “ship to” location via Buyer’s designated carrier.
8.6	Additional Warranties.
Supplier represents and warrants that, on an ongoing basis:
(a) Products, Parts, EDI transmissions, and other deliverables shall not contain any Harmful Code upon shipment;
(b) Supplier and Buyer shall comply with all applicable laws, regulations, orders and policies relating to identification of country of origin, including Chinese regulations regarding the identification of country of origin (i.e., Taiwan cannot be referred to as “R.O.C.” or “Republic of China”; Hong Kong must be referred to as “China (Hong Kong S.A.R.)”; and Macau must be referred to as “China (Macau S.A.R.)”);
(c) Supplier shall secure and maintain all certifications (governmental, agency, or otherwise) required for performance of Services or that are required for the performance of such Services for Buyer, Buyer subsidiaries, and others authorized by Buyer and agreed to by Suppler to sell the Products worldwide;
(d) Supplier shall maintain comprehensive general liability insurance sufficient to cover all claims that might arise from Supplier’s activities under this Agreement;
(e) If Supplier refers to performance and/or upgradeability features in the Product or in marketing deliverables (e.g., advertisements, Internet pages, brochures, bids, user guides) for similar products which Supplier offers to its other customers, then Supplier represents that all such performance and/or upgradeability claims are true, and Buyer may rely on such claims in creating its own marketing deliverables for Products. Supplier will provide upgrades within a reasonable period of time, but in no event later than the earliest availability date suggested by the reference. Supplier will include in the Products and upgrades all of the performance functions and features suggested by the reference;
(f) Should Products and Services provided herein ever interact in any capacity with monetary data, Supplier will make Product euro-ready such that they will correctly process, send, receive, present, store, and convert monetary data in the euro denomination, respecting the euro currency formatting conventions (including the euro symbol).
9.0	REPAIR

9.1	Required Replacement.
All components of Products sent to Supplier for Repair that exhibit unsafe conditions (including but not limited to cracking, chafing, and/or other unsafe conditions) will be replaced with an identical (same manufacturer, part or model number,

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
electrical/thermal rating, physical dimensions and agency approval) or an approved alternate component (identical mechanical, electrical/thermal, physical, compositional and performance characteristics but different manufacturer). Compliance with this section will not relieve Supplier of its other obligations under the Agreement and this SOW.
9.2	Scope of Repair Services.
Supplier will make Repair and/or Replacement Services available to Buyer up through and including the relevant EOS date, as specified by Buyer in writing. Products sent to Supplier for warranted Repair or Replacement during the applicable warranty period will be Repaired or Replaced at no cost to Buyer and returned to Buyer at Supplier’s cost. Products sent to Supplier for Repair outside of the applicable warranty period shall be subject to the out of warranty fees as applicable in Attachment 1. Inbound freight to be paid by Buyer and outbound to be paid by Supplier in accordance with the delivery date specified by Buyer in the WA for such Repair as mutually agreed upon between the parties. All Repaired Products must meet the requirements regarding CSPs set forth in this SOW. Repair Services [**] with the exception of Product that[**]. In such event, Supplier will, at Buyer’s discretion, provide Buyer a replacement Product. Supplier must maintain a history of Repair activities and provide a monthly report to Buyer in the format of the attachment to this SOW that is entitled “Monthly Warranty Analysis Report.” The “Monthly Warranty Analysis Report” will not be provided for Replaced Product.
9.3	CSP Requirements.
Products will only be classified as CSP with Buyer’s written approval. Products classified as CSP may be used for field service only and may not be used in the manufacturing of a new Product. CSPs will meet the following criteria: (i) the functional performance of such Products will comply with all current and applicable engineering drawings, written specifications, and other Product requirements; (ii) the appearance of such Products will be equivalent to that of a new counterpart; (iii) manufacturer warning labels will remain intact and legible or will be replaced, and protective covers (e.g., guards or shields) will be securely mounted as originally designed or will be replaced; and (iv) the Repair of such Products (including EC related Repairs) will be in compliance with all agreed upon listings and certifications issued by National Certification Body (NCB). If Supplier is not able to meet specified criteria, then Product will be deemed non-repairable and Buyer will be notified accordingly. Suppliers will place on all CSPs, a “SERVICEABLE USED PART(S)” label meeting the following criteria: (i) printed using high quality paper with a shelf life of ten (10) years; (ii) using permanent pressure sensitive and tamper evident adhesive (black printing on orange background); (iii) which do not contain any voids, ink specks, ink fill-ins or edge-roughness; (iv) which are applied in a manner that provides durable and wrinkle free labels that permanently and securely bonds to the Product and container under variable environmental conditions; (v) which are clearly visible; and (vi) which will not adversely affect the functionality or aesthetics of the Product. The original manufacture date will be preserved or restored as needed at the time of Repair. Product labels (labels applied directly to the Product) will comply with the following dimensions: (i) large labels will measure 3.0448 cm x 0.9615 cm (1.1875 in x 0.3750 in); (ii) small labels will measure 2.2435 cm x 0.6410 cm (0.8750 in x 0.2500 in). Container labels (labels applied to the container) will comply with the following dimensions: (i) 9.2948 cm x 4.4871 cm (3.6250 in x 1.7500 in).

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
10.0	CONSIGNED MATERIALS

10.1	Handling of Consigned Materials.
In instances where Buyer sends Product to Supplier for Repair, and/or provides to Supplier tooling and/or other items, Buyer may, but is not obligated to, entrust such Products, tooling, and/or other items to Supplier as Consigned Materials. Buyer will retain title to Consigned Material at all times. Supplier will: (i) use Consigned Materials only in the performance of this SOW and will not reuse or resell nor allow to be reused or resold any Consigned Material without Buyer’s prior written authorization;[**](ii) acknowledge receipt of Consigned Materials within [**] of receipt to the Buyer’s Business Coordinator via email or fax, and such acknowledgment will include a detailed report of any quantity shortages or overages (any shortages not reported to Buyer’s Coordinator in such acknowledgment will be deemed received by Supplier), all relevant part numbers, and the relevant WA (if applicable) and quantity; (iii) immediately notify carrier and Buyer’s Business Coordinator of any Consigned Materials that exhibit external damage at the time of delivery from Buyer to Supplier, document on carrier’s freight bill such damage, and receive either an inspection report or a letter from carrier stating that such inspection has been waived; (iv) ensure that Consigned Materials are not pledged, mortgaged, assigned, borrowed or encumbered by security interests or otherwise and are not be removed from Supplier’s location without Buyer’s prior written authorization, unless provided to Buyer in accordance with the terms and conditions of this SOW; (v) provide monthly reports of all transactions made by Supplier involving Consigned Materials, together with the quantities remaining in Supplier’s custody as of the date of such report, and will make due settlement and payment on a monthly basis, if not already made, for any and all Consigned Materials in accordance with this SOW; (vi) maintain account books and records providing complete information as to all such transactions involving Consigned Materials, and such books and records will be available to Buyer during normal business hours, upon forty eight (48) hours prior notice to Supplier; (vii) permit Buyer to inspect Consigned Materials at any time during normal business hours, at Supplier’s location and to remove any or all of the same if Buyer so desires; (viii) maintain replacement cost insurance on Consigned Materials; (ix) upon Buyer’s written request, or upon termination or expiration of this SOW, return Consigned Materials to Buyer pursuant to Buyer’s instructions and in the same condition as received by Supplier; (x) upon Buyer request, mark Consigned Material in a manner acceptable to Buyer to indicate Buyer’s ownership; (xi) control Consigned Materials in a secure and separate area so as to not commingle Consigned Materials with other materials, parts, or other assets of Supplier or of any third party; and (xii) notify Buyer immediately in writing of any personal property taxes or assessments that may be levied on Consigned Materials. Supplier shall not charge inventory fees or any other costs to Buyer regarding Consigned Materials.
10.2	Return of Consigned Materials.
Supplier will provide a packing slip with all return shipments of Consigned Materials to Buyer, which specifies Supplier’s name, Buyer part number(s) of Consigned Materials being returned, quantity of Consigned Materials, by Buyer part number being returned, and the relevant WA number. Consigned Materials which Supplier is unable to Repair will be returned to Buyer with a packing slip which additionally references a return authorization number, obtained from Buyer, and provide a reason why Supplier is unable to Repair such Consigned Materials. Supplier will reimburse Buyer for Consigned Materials that are not returned to Buyer in accordance with the terms of this SOW, including, without limitation, any Consigned Materials that have been stripped, stolen, lost, damaged, or unaccounted for The calculations for reimbursement of Consigned Materials[**]is as follows: (i) for new Consigned Materials, Supplier will reimburse Buyer an amount equal to Buyer’s then current price for the Consigned Materials; or (ii) for used Consigned Materials, Supplier will reimburse Buyer an amount equal to [**]of Buyer’s[**]cost per piece.
11.0	RESERVED.

12.0	PURCHASES THROUGH BUYER OR BUYER’S AUTHORIZED THIRD PARTIES
In the event Buyer wishes to authorize a third party (“Authorized Third Parties”) to purchase Products, Buyer shall issue and negotiate in good faith with Supplier a Letter of Authorization (“LOA”) which shall serve as “Written Authorization” pursuant to the [**] (dated August 5, 2003) as executed between the parties.
13.0	GRANTS OF RIGHTS AND LICENSES

13.1	Authorization to Purchase, Integrate, and Resell
As provided herein, Seller authorizes Buyer to purchase Products, integrate them with Buyer’s products to create Integrated Products, and redistribute Products (either independently, as components of Integrated Products, as upgrades and/or spare parts) to End Users (both directly, and indirectly through Buyer’s Resellers).[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
13.2	Pictorial, Graphic and Audio/Visual Works
The grant of rights and licenses with respect to Documentation includes a grant of all such rights and licenses in and to pictorial, graphic or audio/visual works, including icons, screens, characters, with other programming or through other means. [**]13.3 Supplier Product Names and Trademarks
Supplier grants Buyer, and its Affiliates, subsidiaries, distributors and agents that market or sell the Products, a worldwide, non-exclusive, royalty free and irrevocable (except for Buyer’s non-compliance with Supplier’s Trademark Usage Guidelines as set forth in more detail below) right and license in Supplier’s trademarks, service marks and trade names that Supplier uses in association with products similar to Products (“Supplier Marks”) for the sole purpose of advertising, marketing, distributing, selling, or leasing the Product identified in Attachment 1, Section 1.0. All goodwill resulting from Buyer’s use of Supplier Marks shall inure to the benefit of Supplier. Buyer’s use of Supplier Marks shall comply with Supplier’s Trademark Usage Guidelines, which are attached hereto as Exhibit X. Supplier’s Trademark Usage Guidelines shall be limited to reasonable and objective guidelines for proper usage of the Supplier Marks, and may neither expand nor limit any other right of either party. This Agreement shall take precedence over any inconsistent term or condition of Supplier’s Trademark Usage Guidelines. Supplier may amend its Trademark Usage Guidelines on thirty- (30) days advance written notice to Buyer. However, Buyer may continue to use any advertising, marketing, sales, manuals and other documents that were prepared prior to the end of any such thirty- (30) day period. In the event that Supplier notifies Buyer that its use of the Supplier Marks under this agreement is not in compliance with Supplier’s Trademark Usage Guidelines, Buyer shall have sixty- (60) days to correct such non-compliance. If Buyer fails to correct any material non-compliance with Supplier’s trademark Usage Guidelines within such sixty- (60) day period, then Supplier may revoke these rights and licenses to use Supplier Marks; however, notwithstanding such revocation, Buyer may continue to use Supplier Marks until its inventory of Products have been depleted.
14.0	[**]

14.1	Trigger Events:

If during the term of this Agreement:
A)	Supplier (or its contracted manufacturer) ceases engineering, manufacturing or assembling services (except as expressly provided in Section 3.4.2 of this Agreement) contracted for hereunder; or

B)	An[**]; or

C)	A [**]; or

D)	A [**] or

E)	[**] or

F)	[**]
(each such event shall hereafter referred to as a “Trigger Event”).

Buyer shall notify Supplier in writing if Buyer is aware or becomes aware of the occurrence of such a Trigger Event or Supplier shall notify Buyer in writing if Supplier is aware or becomes aware of the occurrence of such a Trigger Event, and Supplier shall have[**]after the date of such written notification or from the date of the occurrence of such a Trigger Event in which to remedy such condition or conditions, or such longer period as is mutually agreed to by the parties in writing (hereafter referred to as the “Cure Period”).
14.2	Election of Remedies by Buyer.
If Supplier is unable to remedy the Trigger Event during the Cure Period, within [**] after the end of the Cure Period, Buyer shall select one of the following options to ensure an adequate supply of comparable Product: (i) [**], or (ii) [**] If Buyer fails to provide Supplier with written notice of such election within such[**]period, the parties agree that Buyer will be deemed to have selection option (ii) of this section 14.2.
14.3	[**]
If Buyer selects the [**]pursuant to option (i) in Section 14.2 above, Supplier will promptly deliver to Buyer the following[**] In addition, Supplier shall, upon Buyer’s request and payment by Buyer of Supplier’s then-current standard rates therefore, provide such technical assistance as may be reasonably requested to enable Buyer to[**], subject to the reasonable availability of Supplier personnel. Nothing contained herein shall obligate Supplier to disclose to Buyer any

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
confidential information of a third party, the disclosure of which requires permission of such third party, provided that Supplier agrees to use commercially reasonable efforts to obtain such permission if such confidential information is necessary for Buyer to make or have made Products and/or Spare Parts. All [**] and non-public information of any kind that is required to [**]whether in written or oral form (“Supplier Confidential Information”) shall be deemed to be confidential to Supplier and shall not be disclosed to any employee or agent without a need to know such information to [**] the Products and Spare Parts as authorized in Section 14.4 below, both during the term of this SOW and thereafter. Buyer shall ensure that it has obtained or will obtain from its employees and agents, and the employees and agents of its Subsidiaries and authorized third parties, who will receive Supplier Confidential Information a written agreement to hold such Supplier Confidential Information in confidence and to use the same care and discretion to avoid disclosure of such information as Buyer uses with its own similar information which it does not wish to disclose, but in no event less than commercially reasonable measure to protect such information. All such Supplier Confidential Information shall be maintained in a locked facility accessible only by authorized personnel.
14.4	[**]
If Buyer selects[**]pursuant to option (i) in Section 14.2 above, Supplier will[**] Notwithstanding the foregoing, [**]Supplier agrees that provided Buyer has used commercially reasonable efforts[**]from the date that Buyer provides Supplier with written notice of its intention to exercise the [**] [**]as described in Section 14.2 (i) above[**] In the event after Buyer has exercised its right[**]and Trigger Events(s) as described in Section 14.1 has been remedied[**].
[**]
14.5	[**]
Upon any termination of the[**], Buyer shall use commercially reasonable efforts to return to Supplier or destroy all Supplier Confidential Information to Supplier, retaining no copies in any tangible form or medium, and provide to Suppler a certificate from a Buyer executive attesting to their reasonable knowledge[**]that all Supplier Confidential Information has been returned or destroyed.
14.6	Cancellation of Purchase Order(s) (WAs).
Upon the [**] under Subsection 14.3 above, any WAs of Buyer for Products issued by Buyer on or after the date of any of the Trigger Events, may be canceled by Buyer, by a written notice to Supplier, and Buyer will have no further obligations there under except Buyer’s obligations in connection with acceptable Products already delivered prior to such cancellation, including but not limited to, payment obligations for such delivered Products, unless otherwise agreed to by the parties.
15.0	SURVIVAL
Any provisions of this Agreement which by their nature extend beyond its termination (including, without limitation, Sections 1, 8, 12, 13 and 15 of this SOW and Product Unique Attachment #1 hereto) and remain in effect until fulfilled, and apply to respective successors and assignees. In addition, the parties’ obligations under Attachment 6 (reference CDA) hereto shall survive for a period of [**] following Buyer’s last purchase of Product prior to the termination or expiration of this SOW.
16.0	HAZARDOUS SUBSTANCE AND ENVIRONMENTAL LAW REQUIREMENTS
“Supplier is responsible for understanding and complying with: (a) all applicable Buyer specifications, whether referenced on the plans, in the Agreement or otherwise in a contract document between Buyer and Supplier, and (b) all Environmental Laws applicable to Supplier that restrict, regulate or otherwise govern Buyer’s direct or indirect import, export, sale or other distribution of Supplier’s Products or Deliverables on a stand-alone basis, or as part of a buyer server, storage, or retail store solution. “Environmental Laws” means those laws, rules and regulations (local, state, provincial or federal) of the nations of the European Union, United States, Canada, Brazil, Venezuela, Switzerland, Norway, South Africa, Israel, Egypt, Hong Kong, Russia, China, Singapore, Taiwan, India, Korea and Australia that relate to environmental matters, including without limitation material restrictions, material bans, product labeling, availability of product environmental information, energy efficiency, end-of-life product take back, packaging, batteries and other similar requirements. For example, Environmental Laws include without limitation those laws of the European Union member states that implement Directive 2002/95/EC regarding restriction of the use of certain hazardous substances in electrical and electronic equipment. As requested by Buyer, Supplier shall provide evidence of compliance with the legal requirements resulting from its obligations above by suitable

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
means, and shall assist Buyer with any reporting obligations related to Supplier’s Products or Deliverables on a stand-alone basis, or as part of a buyer server, storage, or retail store solution. Supplier certifies that the information and data provided in accordance with the foregoing, as well as any other information or data provided in accordance with the applicable specifications is accurate, true, and complete. Should supplier become aware of any conflict between the requirements of a Buyer specification applicable to the Product or Deliverable and the Environmental Laws, Supplier shall notify Buyer in writing of the conflict and Buyer shall inform Supplier which restriction controls. Notwithstanding the foregoing, where Buyer is deemed the producer of supplier’s products or deliverables under a European Union member state’s implementation of Directive 2002/96/EC on waste electrical and electronic equipment, buyer shall have responsibility as the producer under this law unless it contracts with supplier to perform some or all of the producer responsibilities.
16.1.	Based on evaluation of the Environmental Specifications, Supplier takes exception to the following provisions.

16.1.1	Specification 46G3772
• Sec 2.2: Supplier will comply with the Maximum Concentration Value (MCV) limits specified per the RoHS directive
• Sections 2.3.1 supplier will report the approximate weight in grams for the substance present in the part supplied to IBM to be reported to IBM”.
• Section 2.3.2 remove the requirement to report the approximate weight in grams for the substance present in the part supplied to IBM to be reported to IBM.
• Section 2.4 Plastic Components Marking in accordance with ISO 11469-05. Supplier does not use any of the listed “Commonly Used Resins.
16.1.2	Specification 53P6233
• Section 2.3.2 Requirement for Printed Circuit Boards. Supplier will use Sn/Pb HASL coated boards for all the products until conversion to a Pb-Free process.
• Section 2.3.4 Acceptable Uses of Leaded Solder. Supplier will continue to use components with Sn/Pb solder — solder includes all materials that become part of the final solder joint, including solder finishes on component leads or PCBs until such time Sn/Pb solder can be eliminated from the suppliers products.

Accepted and Agreed To: International Business Machines Corporation		Accepted and Agreed To: Brocade Communications Systems, Inc.

By: /s/ Timothy B. Nolan	5/26/2009	By: /s/ Charles Leeming		6/5/09

Authorized Signature	Date	Authorized Signature		Date

Timothy B. Nolan		Charles Leeming

Type or Print Name		Type or Print Name

Networking Commun. Mgr.		VP, OEM Sales
Title & Organization		Title & Organization
Address:		Address:	1745 Technology Drive
San Jose, CA 95110

Accepted and Agreed To: Brocade Communications Switzerland, SarL

By:	/s/ U. Plechschmidt

Authorized Signature	Date

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number

Ulrich Plechschmidt Type or Print Name

Vice President EMEA Title & Organization

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
ATTACHMENT 1
PRODUCT UNIQUE ATTACHMENT #1 EFFECTIVE BEGINNING December 15, 2003
1.0	PRODUCT DESCRIPTION
The Product is a Fibre Channel Switch Module family of products, to be used in the BladeCenter server. The Fibre Channel (FC) Switch Module will provide 14 separate internal F ports to service each Blade Center processor slot plus 2 external ports that support FL_Port, F_Port, and E_Port; self-discovery based on switch type (U_Port) peripherals[**]running at 1Gbps or 2Gbps rates. Incorporated with the Fibre Channel Switch Module is Fabric OS, Web Tools, Zoning and Fabric Watch and documentation will be available in the following languages: English.
1.1	Additional Description of Products
Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:
•	“Brocade BladeCenter Fibre Channel Switch Module”, Product Requirements Document (“PRD”) Version 1.60, December, 2003, Owner, Patrick Caporale, IBM.

•	IBM/Intel BladeServer Base Specification for Switch Module Subsystems, Version 1.02, August 25,2003, Owner: Intel /IBM Collaboration Architecture Review Board, provided to Supplier under the terms of the Technical Information License Agreement. (“TILA”} dated August 5, 2003 between the parties.

2.0	[**]DEVELOPMENT REQUIREMENTS

2.1	Product Testing
Product Qualification and Test Plans shall be performed as documented in the PRD and agreed to by both parties.
2.2	Deliverables
Seller shall, at its cost, use commercially reasonable efforts during the Development Phase to provide deliverables requested by Buyer in conformance with the development schedule that has been documented and mutually agreed to by both parties.
2.3	Development modules
Buyer will provide WA’s to Supplier for [**] each P0.1development modules (SDV) and for [**]each P.1 development modules (SIT) at a price not to exceed those identified in the table below. P0.1 and P1 development modules will comply with the PRD specification agreed to in writing by the parties. and will incorporate all of the design change requests mutually agreed to by the parties in writing. No later than [**] following Supplier’s delivery of P1 development modules to Buyer, Supplier shall at its sole expense modify, replace or otherwise upgrade all P0.1 level switches previously provided to be functionally equivalent to a P1 Product. For the upgrade, Buyer shall pay all freight, duties, and bare the risk of loss for the shipment of the Products to Supplier for upgrade and Supplier shall pay all freight, duties, and bare risk of loss for the shipment of the Products back to Buyer. The parties agree that those software features included in this Product Attachment will be available for the P0.1 and P1 switches at the currently available level of code and will be included as part of the prices listed below.

Product	Quantity	Not to Exceed Expense per Unit(USD)
P0.1 Level Switches	[**]	[**]
(SDV Switches)
P1 Level Switches	[**]	[**]
(SIT Switches)
[**]2.4 Product Number Unique Terms.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer’s procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.
3.0	PROPRIETARY OWNERSHIP

3.1	Buyer Proprietary Ownership.
Buyer will own rights to the following technology contained in the Blade Center Fibre Channel Switch Module:
•	Molex Connector is Buyer proprietary as long as Buyer controls the design of this connector, and the connector is not publicly available as an off the shelf item [**]

•	Buyer Mechanicals:
     [**] Assembly Module, top mechanical assembly to include the following:[**] Filler, Switch, Management Module
[**] Guide, Latch
[**] Cover Module
[**] Assemble Lever Bottom
[**] Insulator Base
[**] Safety Label
xxxxxx EMC Blank Template Design (Brocade to modify and own customized design for product)
[**]Buyer’s Midplane Connector mechanical Part and Pin Assignments

•	Buyer’s Cosmetic Customization, which includes Buyer logo, Buyer name and Buyer product names.

•	Buyer’s two unique signals (I2C Bus Reset signal and I2C Interrupt signal) added to the I2C industry standard protocol, and the contents specified by Buyer for the I2C Register interfaces and Vital Product Data (VPD) table.

•	Buyer’s Standard BladeCenter and eServer Documentation and CD Contents

•	Common BladeCenter Labeling and Artwork

•	IBM Director SDK Interface Requirements
The I2C signal protocol is an industry standard and not proprietary to Buyer or Supplier. Nothing in this Agreement should be construed as: (1) prohibiting or restricting either party from independently developing, having independently developed, acquiring, licensing, marketing, or distributing products, services, or other materials which compete with products or services offered by the other party. Each party is free to enter into similar agreements with third parties.
3.2	Seller’s Proprietary Ownership
Seller Proprietary Ownership.
Except for the proprietary information provided by Buyer under the TILA, the items listed in Section 3.1 above and Buyer patents that read on the implementation, Buyer makes no further claims of ownership.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
4.0	PART NUMBER UNIQUE TERMS

4.1	Product Price List And Description See Attachment 6 to SOW #3, Consolidated Price List

4.2	Product Unit Terms & Repair Pricing See Attachment 6 to SOW #3, Consolidated Price List

5.0	WA FLEXIBILITY

	Increase of Product Quantity to a WA	Cancellation of Product Quantity to a WA	Rescheduling of Product Quantity to a WA
Number of Days prior to a WA	Scheduled Delivery Date	Scheduled Delivery Date	Scheduled Delivery Date
Scheduled Delivery Date	(% of WA Quantity)	(% of WA Quantity)	(% of WA Quantity)
Less than[**]days	As mutually agreed upon	[**]	[**]
From [**] days to[**] days	[**]	[**]	[**]
From [**] days to [**] days	[**]	[**]	[**]
More than [**] days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.
6.0	SUPPLIER PRODUCT WITHDRAW
Supplier will provide Buyer with [**]written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs[**]from the receipt of Supplier’s notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**]prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast ninety (90) days prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**]of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer’s request during the [**] term. For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).
7.0	SUPPLY OF PRODUCTS
In the event that materials or capacity is in such short supply, Supplier will notify Buyer immediately upon knowledge of such supply deficiencies. If Supplier is unable to fill Buyer’s WAs in full (“Scarce Resources”), at a minimum Brocade agrees to allocate Scarce Resources to Buyer and to utilize any materials in short supply to manufacture Supplier Products under Supplier’s then-current standard allocation formula, which as of the Effective Date, is as follows:
(a) In proportion to Buyer’s percentage of all of Supplier’s customer orders for Scarce Resources during the previous two (2) full months;
(b) If additional Scarce Resources remain, Supplier than allocates proportionally based on open POs;
(c) If additional Scarce Resources remain, supplier then allocates proportionally based on customer forecasts. In no event will Supplier implement a standard allocation formula that would treat Buyer unfairly vis-à-vis any of Supplier’s other customers.
In addition, Supplier will provide in writing to Buyer a supply strategy along with timeline to correct such Scarce Resources within[**] after such notification to Buyer.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
8.0	COMMUNICATIONS
All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.
8.1	Business Coordinators.

SUPPLIER		BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax		Fax	[**]
E-mail		E-mail	[**]

8.2 Technical Coordinators.

SUPPLIER		BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax		Fax	[**]
E-mail		E-mail	[**]

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER		BUYER
Name	[**]	Name	[**]
Title		Title	[**]
Address	[**]	Address	[**]
Phone		Phone	[**]
Fax		Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)	[**]
E-mail		E-mail	[**]
MONTHLY WARRANTY ANALYSIS REPORT[**]Supplier Name:

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
Month:                                         [**]

				Actual	Explanation	Root Cause Analysis Action Taken to
Buyer P/N	Description	Barcode	Symptoms	Finding	Code	Fix

[**]
SUMMARY REPORT

Total Units Repaired in Current Month ☐
Total Warranty Claims Received
Actual Warranty Accepted
Warranty %
High Flyers (more than ___%)	High Flyers Require a Corrective Action Plan and Date of Implementation.

EXPLANATION
CODE	DESCRIPTION
Code 03	Warranty Expired
Code 04	Missort
Code 07	Cannibalized or Missing Parts
Code 08	Warranty Product Received
Code 09	Physical Damage
Code 10	No Defect Found
Code 11	Other
[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
ATTACHMENT #1
PRODUCT UNIQUE ATTACHMENT #2, EFFECTIVE BEGINNING SEPTEMBER 13, 2005
1.0	PRODUCT DESCRIPTION
The Product is a Fibre Channel Switch Module, to be used in the BladeCenter server. The Fibre Channel (FC) Switch Module will provide 14 separate internal F ports to service each Blade Center processor slot plus 6 external ports that support FL_Port, F_Port, and E_Port; self-discovery based on switch type (U_Port) peripherals[**]running at 1Gbps , 2Gbps or 4Gbps rates. Incorporated with the Fibre Channel Switch Module is Fabric OS, Web Tools, Zoning and documentation will be available in the following languages: English.
1.1	Additional Description of Products
Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:
•	“[**] [**] ”, Product Requirements Document (“PRD”) Version 1.0, May, 2005, Owner, Patrick Caporale, IBM.

•	IBM/Intel BladeServer Base Specification for Switch Module Subsystems, Version 1.02, August 25,2003, Owner: Intel /IBM Collaboration Architecture Review Board, provided to Supplier under the terms of the Technical Information License Agreement. (“TILA”} dated August 5, 2003 between the parties.
[**]2.0[**]DEVELOPMENT REQUIREMENTS
2.1	Product Testing
Product Qualification and Test Plans shall be performed as documented in the PRD and agreed to by both parties.
2.2   Deliverables
Seller shall, at its cost, use commercially reasonable efforts during the Development Phase to provide deliverables requested by Buyer in conformance with the development schedule that has been documented and mutually agreed to by both parties.
2.3   Development
Buyer will provide WA’s to Supplier for [**]each P0.1development modules (SDV) and for [**]each P.1 development modules (SIT) at a price not to exceed those identified in the table below. P0.1 and P1 development modules will comply with the PRD specification agreed to in writing by the parties and will incorporate all of the design change requests mutually agreed to by the parties in writing. No later than [**] following Supplier’s delivery of P1 development modules to Buyer, Supplier shall at its sole expense modify, replace or otherwise upgrade all P0.1 level switches previously provided to be functionally equivalent to a P1 Product. For the upgrade, Buyer shall pay all freight, duties, and bare the risk of loss for the shipment of the Products to Supplier for upgrade and Supplier shall pay all freight, duties, and bare risk of loss for the shipment of the Products back to Buyer. The parties agree that those software features included in this Product Attachment will be available for the P0.1 and P1 switches at the currently available level of code and will be included as part of the prices listed below.

Product	Quantity	Not to Exceed Expense per Unit(USD)
P0.1 Level Switches (SDV Switches)	[**]*Note: 30-IBM/ 1-Intel	[**]
P1 Level Switches (SIT Switches)	[**]*Note: 92-IBM/ 24-Intel	[**]
[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
2.4	Product Number Unique Terms
The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer’s procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.
3.0 PROPRIETARY OWNERSHIP
3.1	Buyer Proprietary Ownership.
Buyer will own rights to the following technology contained in the Blade Center Fibre Channel Switch Module:
•	Molex Connector is Buyer proprietary as long as Buyer controls the design of this connector, and the connector is not publicly available as an off the shelf item [**]

•	Buyer Mechanicals:
[**]Blade Switch Mechanical Assembly
[**] OEM Generic Switch Module Cover
[**] OEM Generic Switch Module Blade Opening
[**] OEM Generic Switch Module Cover
[**] OEM Generic Switch Module Enclosure Assembly Drawing
[**] OEM Generic Switch Module Shield
•	[**]Buyer’s Cosmetic Customization, which includes Buyer logo, Buyer name and Buyer product names.
•	Buyer’s two unique signals (I2C Bus Reset signal and I2C Interrupt signal) added to the I2C industry standard protocol, and the contents specified by Buyer for the I2C Register interfaces and Vital Product Data (VPD) table.

•	Buyer’s Standard BladeCenter and eServer Documentation and CD Contents

•	Common BladeCenter Labeling and Artwork

•	IBM Director SDK Interface Requirements
The I2C signal protocol is an industry standard and not proprietary to Buyer or Supplier. Nothing in this Agreement should be construed as: (1) prohibiting or restricting either party from independently developing, having independently developed, acquiring, licensing, marketing, or distributing products, services, or other materials which compete with products or services offered by the other party. Each party is free to enter into similar agreements with third parties.
4.1	Seller’s Proprietary Ownership
Except for the proprietary information provided by Buyer under the TILA, the items listed in Section 3.1 above and Buyer patents that read on the implementation, Buyer makes no further claims of ownership.
4.0 PART NUMBER UNIQUE TERMS
4.1	Product Price List And Description
See Attachment 6 to SOW #3, Consolidated Price List
4.2	Product Unit Terms & Repair Pricing
See Attachment 6 to SOW #3, Consolidated Price List

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
5.0	WA FLEXIBILITY

	Increase of Product Quantity to a WA	Cancellation of Product Quantity to a WA	Rescheduling of Product Quantity to a WA
Number of Days prior to a WA	Scheduled Delivery Date	Scheduled Delivery Date	Scheduled Delivery Date
Scheduled Delivery Date	(% of WA Quantity)	(% of WA Quantity)	(% of WA Quantity)
Less than [**]days	As mutually agreed upon	[**]	[**]
From[**] days to [**] days	[**]	[**]	[**]
From [**]days to [**]days	[**]	[**]	[**]
More than[**]days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.
6.0	SUPPLIER PRODUCT WITHDRAW
Supplier will provide Buyer with [**]’ written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] from the receipt of Supplier’s notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than[**] prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast[**] prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**] of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer’s request during the five (5) year term. For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).
7.0	SUPPLY OF PRODUCTS
In the event that materials or capacity is in such short supply, Supplier will notify Buyer immediately upon knowledge of such supply deficiencies. If Supplier is unable to fill Buyer’s WAs in full (“Scarce Resources”), at a minimum Brocade agrees to allocate Scarce Resources to Buyer and to utilize any materials in short supply to manufacture Supplier Products under Supplier’s then-current standard allocation formula, which as of the Effective Date, is as follows:
(d) In proportion to Buyer’s percentage of all of Supplier’s customer orders for Scarce Resources during the previous [**];
(e) If additional Scarce Resources remain, Supplier than allocates proportionally based on open POs;
(f) If additional Scarce Resources remain, supplier then allocates proportionally based on customer forecasts. In no event will Supplier implement a standard allocation formula that would treat Buyer unfairly vis-à-vis any of Supplier’s other customers.
In addition, Supplier will provide in writing to Buyer a supply strategy along with timeline to correct such Scarce Resources within[**] after such notification to Buyer.
8.0	COMMUNICATIONS
All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
8.1	Business Coordinators.

SUPPLIER		BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax	[**]	Fax	[**]
E-mail	[**]	E-mail	[**]

8.2 Technical Coordinators.

SUPPLIER		BUYER
Name	[**]	Name	[**]
Title	[**]	Title
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax		Fax	[**]
E-mail	[**]	E-mail	[**]

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER		BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)	[**]
E-mail	[**]	E-mail	[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
ATTACHMENT #1
[**]PRODUCT UNIQUE ATTACHMENT #3, EFFECTIVE BEGINNING FEBRUARY 17, 2009
1.0	PRODUCT DESCRIPTION
The Products are single and dual-port 8Gb Fibre Channel host bus adapters (HBA) for IBM System x. Each HBA includes management software that the user uses to configure, monitor and perform any necessary maintenance, including updating firmware.
1.1	Additional Description of Products.
Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference:
Brocade Fibre Channel HBA, Installation and Reference Manual, Publication Number 53-1000884-02, December 19, 2008, Owner, Brocade Communications Systems, Inc.”
2.0[**]DEVELOPMENT REQUIREMENTS
2.1	Product Testing
Product Qualification and Test Plans shall be performed to the following test plans as agreed to by both parties:
▪	Brocade FCHBA v1.1.0 Test Plan, dated November 6, 2008
▪	Hedingham_testplan_v1.0.doc dated October 8, 2008
▪	Brocade HBA Adapter XCSA Test.doc, dated January 14, 2009
2.2	Deliverables
Seller shall, at its cost, use commercially reasonable efforts during the Test Phases to provide deliverables requested by Buyer in conformance with the test schedule that has been documented in “Brocade 8Gb FC Single-port and Dual-port HBA’s for IBM System x, IBM Product Requirements Document, Ver. 1.1” as mutually agreed to by both parties.
[**]
2.3	Development
Buyer will provide WA’s to Supplier for[**]adapters for test phases [**]. The adapters will comply with the Brocade’s specification agreed to in writing by the parties and will incorporate all of the design change requests mutually agreed to by the parties in “Brocade 8Gb FC Single-port and Dual-port HBA’s for IBM System x, IBM Product Requirements Document, Ver. 1.1.”
2.4	Product Number Unique Terms.
The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer’s procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
3.0	PROPRIETARY OWNERSHIP
3.1 Buyer Proprietary Ownership.
Buyer will own rights to the following technology contained in the Brocade 8Gb FC Single-port and Dual-port HBA’s for IBM System x — Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide is under Buyer Proprietary ownership. [**]
3.2	Seller’s Proprietary Ownership
Seller Proprietary Ownership.
Except for the proprietary information provided by Buyer, the items listed in Section 3.1 above and Buyer patents that read on the implementation, Buyer makes no further claims of ownership.
4.0	PART NUMBER UNIQUE TERMS
4.1	Product Price List And Description
See Attachment 6 to SOW #3, Consolidated Price List
4.2	Product Unit Terms And Repair Pricing
HBA’s are not repairable.
5.0	WA FLEXIBILITY

	Increase of Product Quantity to a WA	Cancellation of Product Quantity to a WA	Rescheduling of Product Quantity to a WA
Number of Days prior to a WA	Scheduled Delivery Date	Scheduled Delivery Date	Scheduled Delivery Date
Scheduled Delivery Date	(% of WA Quantity)	(% of WA Quantity)	(% of WA Quantity)
Less than [**]days	As mutually agreed upon	[**]	[**]
From[**]days to [**] days	[**]	[**]	[**]
From [**] days to [**] days	[**]	[**]	[**]
More than [**] days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.
6.0	SUPPLIER PRODUCT WITHDRAW
Supplier will provide Buyer with [**] written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] from the receipt of Supplier’s notice of End of Life. Buyer will provide a revised EOL FRU forecast in each year during the [**]EOL period, as requested by Supplier. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. For delivery requests outside of the Notice Period or order requests after Buyer’s last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer’s request(s).
7.0	SUPPLY OF PRODUCTS
Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer’s only obligation is to pay for Products already delivered at the time of Buyer’s cancellation notice.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
8.0	COMMUNICATIONS
All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.
8.1	Business Coordinators.

SUPPLIER	Brocade Communications Systems Inc.	BUYER
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.2 Technical Coordinators.

SUPPLIER	Brocade Communications Systems Inc.	BUYER
Name	[**]	Name	[**]
Title	[**]	Title
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER
Name	[**]	Name	[**]
Title	[**]	Title
Address	[**]	Address	[**]
Phone	[**]	Phone
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)
E-mail	[**]	E-mail

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
ATTACHMENT 2
SUPPLIER QUALITY ATTACHMENT
This Supplier Quality Attachment (“SQA”) adopts and incorporates by reference the terms and conditions of SOW # (“SOW”) and Goods Agreement # ROC-P-68 (“Agreement”) between Buyer and Supplier.
1.0	INCORPORATION OF SQA DOCUMENTS
The SQA consists of this document, and applicable product specification documents and specifications as referenced in Section 2.0 of SOW# 4903RL1112 and Section 1.0 of Attachment 1, SOW# 4903RL1112, which were in effect upon execution of this SQA.
2.0	QUALITY REQUIREMENTS
The requirements of this SQA shall constitute Supplier’s quality program which must be implemented and maintained during the term of the SOW.
Supplier will set forth the yearly quality and reliability performance commitments for the current year and through the remainder of the initial term of the SOW in a product quality report (“PQR”). The PQR shall include the mutually agreed product monitoring plan to be used to validate the effectiveness of process control limits and the Product meets[**]the quality and reliability defined in such PQR. It is Buyer’s expectation that Supplier will use e-business platforms (Web based applications) for ongoing real time quality management, including but not limited to information associated with Supplier Quality Management Systems (“SQMS”) and Product Change Notification (“PCN”), etc. or as specified in the PQR.
3.0	ISO REQUIREMENTS
For ISO compliance, Supplier’s contracted manufacturer is ISO 9001* compliant (“Compliant”).

* Note: ISO 9001 & 9004 have been developed as a consistent pair of quality management system standards. ISO 9001 is considered the standard by which the Supplier is expected to be compliant with; it is understood ISO 9004 provides a wider range of guidelines of objectives than ISO 9001, particularly for the continuous improvement of an organization’s overall performance and efficiency. ISO 9004 is recommended as a guide to assist those suppliers who wish to move beyond the basic requirements of ISO 9001.
4.0	AUDITS
On a periodic basis, upon reasonable prior written notice, the Buyer or Buyer’s quality representative shall conduct audits/visits at the Supplier’s and Supplier’s contract manufacturer’s manufacturing locations. The Supplier shall, at Buyer’s request, permit access to the auditors to manufacturing operations and/or inspection of Products for Buyer, including access to the contract manufacturer’s facilities. Any such audit is subject to the contract manufacturers security requirements and shall not allow access to contract manufacturer’s proprietary or confidential information. Periodic audits shall include process control, quality inspection test data, internal audit reports, and other information solely related to Products to verify compliance to the terms of this SQA. Under normal circumstances, Supplier shall be given at least a two weeks advance written notice by Buyer’s representatives of their intent to visit. Buyer’s inspection of Product at the Supplier or contract manufacturer shall not relieve the Supplier’s responsibility to furnish Product compliant with the applicable written specifications as set forth in the SOW. Any Confidential Information exchanged in connection with the audit shall be handled in accordance with Section 14.6 of the Goods Agreement (ROC-P-68, dated April 15, 1999).[**]5.0 DOCUMENT CONTROL

Supplier shall use commercially reasonable efforts to ensure that all documents such as software/firmware, engineering drawings, specifications, contracts, policies, procedures, manufacturing process flow chart, and work instructions (including test procedures) to be under revision control and available to all necessary Supplier personnel in Supplier’s manufacturing environment. Supplier shall have a system for the effective updating/removal of any obsolete documentation from all manufacturing areas.
6.0	RECORDS
Supplier shall establish and maintain procedures for identification, collection, indexing, filing, storage, maintenance, and disposition of all quality records including, but not limited to: Statistical Process Control (“SPC”) data. This includes raw data or control charts, Cp and Cpk for critical/identified process parameters, and all records which provide evidence of sub-tier supplier activity, such as source inspections and First Article inspections, and records of all inspection and test activity to provide objective evidence that Products have passed acceptance criteria. Records shall be maintained for the life of the SOW

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
plus the entire warranty period, as set forth in the SOW. All records shall be maintained in a central location and shall upon request be made available to Buyer’s quality representative for review only. All such documents shall be deemed to be the Confidential Information of Supplier.
7.0	CONTINUOUS IMPROVEMENT PROCESS
Supplier shall develop and implement a continuous improvement process that will provide for a cost-effective reduction in process-related excursions. The program, at a minimum, shall include: the supplier management strategy; manufacturing process controls (i.e., Maverick Product Elimination); a documented, systematic approach for identifying focus areas for continuous improvement for the current year, through the end of the term of the SOW, or for three years from the start of the SOW, whichever is shorter; and Early Failure Rate, Intrinsic Failure Rate, Shipped Product Quality Level and Failure Rate commitment and reduction plans to achieve Buyer goals. Supplier shall provide, at Buyer’s request, status of the continuous improvement process and results.
8.0	QUALITY PROBLEM NOTIFICATION TO BUYER
Supplier must notify Buyer of any quality or reliability problem which may affect Products, that have been identified by Supplier’s internal testing (i.e., process control data, internal test data, burn-in data, etc.), by contract manufacturers which produce Products on behalf of Supplier, or by another customer (see ISO 9001). In case of problems, Supplier shall provide Buyer with the requested traceability data (p/n, lot number, date code, volumes, ship to locations, etc.) [**] The notification should include an immediate containment plan and a schedule for definition and implementation of permanent corrective actions. [**]
9.0	PRODUCT RE-QUALIFICATION COSTS
Following Buyer qualification of the Product, Buyer reserves the right to re-qualify any product if the Supplier changes the manufacturing process or product (form, fit or function), or; raw materials or specifications which may affect performance, function, quality or reliability. Supplier shall bear the reasonable costs of any re-qualifications required for changes made without Buyer’s approval in accordance with Section 6.0 of the SOW.
10.	PART HISTORY
Supplier shall maintain a history file for each Product part number manufactured that tracks: materials and/or design changes controlled by the supplier; design changes controlled by Buyer (engineering changes, etc.), and; and purchased part manufacturer source changes.
11.	PART QUALITY
Unless otherwise specifically agreed upon within the SOW, Supplier shall be responsible for the quality levels of each of Supplier’s components that comprise the Product or final assembly.
12.	CORRECTIVE ACTION PROCESS
Following a lot rejection by Buyer under Section 6.0 of the Goods Agreement, or a quality problem notification under Section 8 of this SQA, Supplier shall implement a corrective action process which shall provide documentation to identify the following: a) Specific defect description and failure mechanism; b) Containment of affected Product; c) Technical investigation/root cause analysis; d) Corrective action plan and preventive actions to preclude a recurrence, and; e) Verification of effectiveness of actions. With the exception of safety defects which Supplier shall provide a complete failure analysis not to exceed [**]from notification, failure analysis response times from Supplier will be within [**] of Buyer’s lot rejection or the quality problem notification for preliminary analysis and [**]for detailed analysis. The corrective action process shall include a checkpoint to determine if additional Products are exposed and the corrective action process and documentation specified within this Section.
13.	EXCEPTION APPROVAL PROCESS
Supplier shall not knowingly ship nonconforming Product to Buyer without written approval from Buyer’s quality representative. In certain cases, Buyer’s quality representative may approve shipment of suspected nonconforming Product if an evaluation plan pre-approved by the quality representative is executed with results acceptable to the representative.
14.	REVIEW AND DISPOSITION OF NONCONFORMING PRODUCTS
If Supplier intends to ship nonconforming Product to Buyer, then Supplier shall implement a Material Review Board (“MRB”) to review and determine the disposition of nonconforming materials. At a minimum, the MRB shall consist of representatives from Manufacturing, Engineering and Quality Engineering. The Supplier’s process shall include the following dispositions: a) Rework — Product reworked to meet specified requirements; b) Use As Is — No actions taken on Product, Product does not meet specified requirements but is functional; c) Repaired — Product has been reworked to be

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
functional but does not meet specified requirements; d) Scrap — Product not useable and does not meet specified requirements, or; e) Screen — Additional product test/inspection to meet specification. Any plans to rework or repair nonconforming materials shall be subject to final approval by Buyer’s quality representative, such approval not to be unreasonably withheld. Any plans to use as-is must be pre-approved by Buyer’s quality representative. All MRB records shall be maintained by Supplier and upon request, made available to Buyer for review. All MRB records shall be deemed the Confidential Information of Supplier.
15.	PRODUCT IDENTIFICATION AND LOT TRACEABILITY
Supplier shall establish and maintain procedures and processes for the identification and lot traceability of critical components during all stages of production, delivery, and installation per applicable ISO standards. Identification must be traceable through to the finished Product by serial numbers or equivalent methods. Both forward and backward traceability shall be available. Response time for traceability requests shall not exceed [**].
16.	QUALITY REPORTING
Monthly executive summary reports in a format mutually agreed upon format shall be forwarded to Buyer at a mutually agreeable time or as specified in specific PQRs. Continuous quality reporting real time will be via SQMS or as specified in specific PQRs.
17.	SUPPLIER QUALITY & RELIABILITY (“SQR”) REVIEW MEETINGS
Buyer requires regular Supplier quality/reliability meetings determined by a mutually agreeable schedule, to increase visibility into product and field performance. The intent is to conduct timely meetings in preparation for future business reviews/contractual negotiations. The agenda for the meeting shall be as set forth in exhibit 1 unless otherwise mutually agreed by the parties.
18.	APPLICABLE PRODUCT SPECIFICATIONS & TESTS
a.	ISO 2859-1 (Sampling Procedures for Inspection by Attributes)

b.	ISO 3951 (Sampling Procedures for Inspection by Variables)
[**]
SUPPLIER QUALITY ATTACHMENT (Cont.)
Exhibit 1. Quality Review Meeting Agenda
The following typical meeting agenda has been formulated to address all the pertinent quality/reliability topics, as applicable for each product under the Agreement.
a) Supplier facility and subcontractor locations where BUYER product is fabricated, assembled and tested
Physical addresses and line id’s
Review Group A, B, C test results
b) Average Outgoing Quality (AOQ) fallout for SUPPLIER and total customer database
Defect and root cause analysis
Pareto distribution of fails
Corrective action and data verification
Point of origin and incidence contributions associated with internal, assembly and final test operations.
c) Field Return data for BUYER and total customer database
EFR/IFR estimates
Defect and root cause analysis
Pareto distribution of fails and associated POH distribution for Buyer and total customer database
Failure mechanism driven corrective actions
d) In-Process monitoring data
Defect monitoring, elimination and analysis results

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
Modeling techniques — Experimental, Analytical Analysis
SPC parameter and control limits — data review
Maverick Product Elimination occurrences (if applicable) and related data
Yield cut limit compliance
e) Internal Audit Results
Last internal audit findings and corrective action of one manufacturing location & future audit plans
f) PCN activity since last BUYER meeting
Product, process, materials or specifications affecting form, fit or function
Traceability history for date code inception
g) Continuous Improvement Program for entire fab, assembly, test and field performance
AOQ and Failure Rate Improvement targets for next 3 years
h) Specification Compliance/Commitment to “ BUYER Specifications”
Any deviations/exceptions? If so, provide details and traceability information.
i) Joint discussion followed by a summary wrap-up and activities

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
ATTACHMENT 3
Certificate of Originality
The Certificate of Originality questionnaire may be used to cover one complete Developed Works, even if that Developed Works includes multiple modules. Write “not applicable” or “N/A” if a question is not relevant to the furnished software material.
•	The following Certificate of Originality applies to all Developed Works described in this Statement of Work.

•	Was any portion of the software material written by anyone other than you or your employees within the scope of their employment? YES ___ NO ___ If YES, identify the author and the circumstances:
1)	Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion:
a)	Specify for each involved party the name, address, and citizenship:

b)	If the party is a company, how did it acquire title to the software material (e.g., software material was written by company’s employees within the scope of their employment)?

c)	If the party is an individual, did he/she create the software material while employed by or under contractual relationship with another party? YES ___ NO ___ If YES, provide name and address of the other party and explain the nature of the contractual relationship:
2)	How did you acquire title to the software material written by the other party?
•	Are any copyright, confidentiality, or proprietary notice(s) present on the software material(s)? YES ___ NO ___ If YES, please describe such notice(s).

•	Was any portion of the software material (e.g., Code, associated documentation or Externals) derived from preexisting works (either yours or a third party’s), including any code from freeware, shareware, electronic bulletin boards, or the Internet? YES ___ NO ___ If YES, please identify the material, author, owner and copyright notice, if any, for each of the preexisting materials.

•	Does any of the software materials (e.g., Code, associated documentation or Externals) include recognizable voices, pictures or other likenesses? YES ___ NO ___ If YES, how did you acquire rights to use such recognizable voices, pictures or other likenesses?

•	Provide an explanation of any other circumstance which might affect Buyer’s ability to reproduce, distribute and market this software material, including whether your software material was prepared from any preexisting materials which have any: a) confidentiality or trade secret restrictions to others; b) known or possible royalty obligations to others; and c) used other preexisting materials developed for another party or customer (including government) where you may not have retained full rights to such other preexisting materials.

Although the answers above are correct to the best of our knowledge, they are provided for informational purposes only. Any warranties on the software and associated hardware products shall be as provided in the Goods Agreement between Supplier and Buyer. Accordingly, provision by Supplier of the information in this document shall create no additional warranties of any kind beyond those in the Goods Agreement, and Supplier shall have no liability, unless otherwise expressly provided in the Goods Agreement, related to the provision of this information.

Authorized Signature:

Name:

Title:

Date:

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
Attachment 4
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose CA 95110
408-487-8000
CERTIFICATE OF COUNTRY OF ORIGIN — USA
AFFIDAVIT OF MANUFACTURER
I declare that the following products are manufactured by Brocade Communications Systems, Inc. or a sub-contractor of Brocade, at one the following locations:
Manufacturing Location
Address

(signature)

(printed name)

(title)

(date)

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
ATTACHMENT 5
FULFILLMENT
1.0	Product Hubbing/Consignment
1.1	Hub Arrangement The parties hereby agree that “Hub Product” is defined as any Supplier Product for which a portion of sales of such Product are subject to a hubbing arrangement. The following terms and conditions will apply to any Hub Product(s) for which an agreement has been executed between and among Supplier, Buyer, and/or third party (“Hub Provider”) to allow such Hub Product to be shipped to and held in a third party’s warehouse (or warehouses) (“Hub(s)”). The parties agree that, as of the Effective Date of Amendment Number 1 (effective date May 12, 2004) to the Agreement, the Brocade SAN Switch Module for IBM BladeCenter will be a Hub Product.

Hubs will be established for IBM’s third party fulfillment partners [**] in [**]and [**] in [**]. The parties reserve the right to discuss the addition of a Hub in other location(s), subject to the mutual written agreement of the parties.

The parties will mutually agree to any [**] associated with the hubbing arrangement, such as [**] to hub destinations and [**] prior to any performance, which Supplier may include in the Product price and update in SOW3 PUA Section 4.1 Product Price List and Description, and for other products will be added to the applicable price list. The parties agree to periodically review a breakdown of such [**]to determine if changes in the logistics will change this cost.

1.2	Hub Stocking On a[**] basis Buyer, or Hub Provider, will provide a [**]rolling forecast to Supplier showing the demand for the Hub Products to be sent to the Hub(s), such quantities shall be identified by the specific geographic locations of the Hubs (“Hub Forecast”). Supplier agrees to ship quantities of such Product to the Hubs sufficient to meet at least [**] of demand, and at most [**] of demand, both of which are based on the forward-looking[**] period forecast (“Minimum Stock Level”). Should Buyer pull more than the Hub Forecast amount, Supplier will have [**] to restock the Hub to the Minimum Stock Level. The Minimum Stock Level will include the balance of the material physically in the hub location available for immediate sale (“On-Hand Balance”) plus the material en route to the hub location scheduled for arrival within the transit lead time for that hub (“In-Transit Balance”). Supplier may reduce Hub inventory to [**]only when there is no demand reflected in each week of the Hub Forecast for the forward-looking [**] period.

1.3	Ship Performance Supplier’s goal will be to satisfy a [**]product availability rate at each Hub location. Product Availability is defined as Hub Products being available for pull by Hub Provider at a time a valid pull notification is received. At the beginning of each [**], Buyer and Supplier may discuss the above Product Availability rate goal. Should the parties agree that the Product Availability rate goal was not achieved, Supplier will immediately acknowledge the deficiency. Within [**] of such acknowledgement, Supplier will begin the Corrective/Preventive Action Process to determine the root cause, and will develop an appropriate corrective action. Hub Product pull requests in excess of Hub Forecast will not be used in the calculation of the product availability rate, nor in the determination of root cause. In addition, should Supplier experience an allocation situation, the allocation provisions of SOW3 PUA Section 7.0 “Supply of Products” shall apply.

1.4	Shipping Supplier will be responsible for [**] of the Hub Product from Supplier’s [**]. Pursuant to Section 1.0 of this Attachment 5 these costs may be included in the Product price. All shipments from the Hub will be [**] the Hub, and Buyer is responsible for all [**] thereafter. Buyer will act as the importer of record for all Hub Product shipped from the Hub and will be responsible for

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
associated customs, duty, and Value Add Tax (VAT) administration. Title to and risk of loss of the Hub Product will pass to Buyer upon physical removal of such Hub Product from Brocade’s designated area within the applicable Hub.

1.5	Product Discontinuance for Products Held in Hub Discontinuance of any Hub Product shall be in accordance with the terms set forth in the SOW. The parties agree to work together to minimize the liability of each party upon end-of-life notice of a Hub Product.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
Attachment 6
PRODUCT PART NUMBERS AND PRICING

Freight -
DDU for
hub locs
Buyer		Fulfillment			Ship	FCA for
Part	Supplier Part	locations			group	non-hub	**Software
Number	Number *	(if required) *	Product Description	Unit Price of Product	adder	loc	Maintenance	Total Price
2GBit/sec Products
[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FCSwitch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools, and Ship Group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Asm, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, and Web Tools	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Asm, Value Line Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number

Freight -
DDU for
hub locs
Buyer		Fulfillment			Ship	FCA for
Part	Supplier Part	locations			group	non-hub	**Software
Number	Number *	(if required) *	Product Description	Unit Price of Product	adder	loc	Maintenance	Total Price
2GBit/sec Products
[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number

Freight -
DDU for
hub locs
Intel		Fulfillment hub			Ship	FCA for
Part	Supplier Part	locations (if			group	non-hub	**Software
Number	Number *	required) *	Product Description	Unit Price of Product	adder	loc	Maintenance	Total Price
2GBit/sec Products (Intel)
[**]	[**]	[**]	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	ISL Trunking	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Extended Fabrics	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number

Freight -
DDU for
hub locs
Buyer		Fulfillment hub				FCA for
Part	Supplier Part	locations	Product		Ship	non-hub	**Software
Number	Number *	(if required) *	Description	Unit Price of Product	group adder	loc	Maintenance	Total Price
4GBit/sec Products
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	10 Port POD (SW4020)	[**]	[**]	[**]	[**]	[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number

Freight -
DDU for
hub locs
Buyer		Fulfillment hub				FCA for
Part	Supplier Part	locations	Product		Ship	non-hub	**Software
Number	Number *	(if required) *	Description	Unit Price of Product	group adder	loc	Maintenance	Total Price
4GBit/sec Products
[**]	[**]	[**]	Fabric Watch	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Performance Bundle (Performance Monitor and Trunking)			[**]
[**]	[**]	[**]	ISL Trunking			[**]
[**]	[**]	[**]	Advance Performance Monitor			[**]
[**]	[**]	[**]	Extended Fabrics			[**]
[**]	[**]	[**]	Fabric Manager v5.x	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Advanced Security Activation			[**]
[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number

Freight -
						DDU for hub	Total Price
		Fulfillment				locs	(Software Maintenance is not
Buyer Part	Supplier Part	locations			Ship group	FCA for non-	applicable for these
Number	Number *	(if required) *	Product Description	Unit Price of Product	adder	hub loc	products)
Brocade 8Gb FC Single & Dual port HBA for System x
[**]	[**]	[**]	Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Single port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	Dual port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]
[**]	[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]	[**]	[**]

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Integrated Statement of Work for Production Procurement Goods Agreement
Goods Agreement # ROC-P-68 Master Agreement Number
SOW # 4903RL1112SOW Number
Section 4.2: PRODUCT UNIT TERMS & REPAIR PRICING

Repair Price
Buyer P/N	Supplier P/N	Description	TAT	(USD)*
2GBit/sec Products
[**]	[**]	Option, FC Switch Module	[**]	[**]
[**]	[**]	CRU, Value Line Switch Module	[**]	[**]
[**]	[**]	Asm, FC Switch Module	[**]	[**]
[**]	[**]	Option, Value Line Module	[**]	[**]
[**]	[**]	Asm, Value Line Module	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Repair Price
Intel P/N	Supplier P/N	Description	TAT	(USD)*
2GBit/sec Products
[**]	[**]	Option, FC Switch Module	[**]	[**]
[**]	[**]	CRU, Value Line Switch Module	[**]	[**]
[**]	[**]	Option, Value Line Module	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Repair Price
Buyer P/N	Supplier P/N	Description	TAT	(USD)*
4GBit/sec Products
[**]	[**]	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	[**]	CRU, FC Switch Module (20 port)	[**]	[**]
[**]	[**]	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	[**]	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]

*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Repair Price
Buyer P/N	Supplier P/N	Description	TAT	(USD)*
Brocade 8Gb FC Single & Dual port HBA for System x
[**]	[**]	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	[**]	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	[**]	FRU, 8G SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]

*	Products listed in Section 4.1 are replacement only as covered by the warranties in the agreement.

Form Title: Agreement Title	Form Release: 8/98
Form Owner: Global Procurement	Revision: 05/02

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.